UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 001-35009

Delaware	58-1461399
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330 Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(b)

On April 19, 2013, the Audit Committee of the Board of Directors of Fortegra Financial Corporation (the "Company") engaged McGladrey LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2013.

During the two most recent fiscal years ended December 31, 2012 and 2011 and through the date the Company selected McGladrey LLP as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted McGladrey LLP regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: April 23, 2013	By:	/s/ Walter P. Mascherin
	Name:	Walter P. Mascherin
	Title:	Executive Vice President and Chief Financial Officer